Exhibit 10.1

Execution Version

SEASTAR MEDICAL HOLDING CORPORATION

AMENDMENT NO. 1 TO COMMON STOCK PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO COMMON STOCK PURCHASE AGREEMENT (this “Amendment”) is entered into as of November 9, 2022 and amends that certain Common Stock Purchase Agreement, dated as of August 23, 2022 (the “Purchase Agreement”), by and among Tumim Stone Capital LLC, a Delaware limited liability company (the “Investor”), SeaStar Medical, Inc., a Delaware corporation (“SeaStar Medical”), and SeaStar Medical Holding Corporation (formerly known as LMF Acquisition Opportunities, Inc.), a Delaware corporation (the “Company”). Capitalized terms used and not expressly defined herein shall have the meanings for such terms set forth in the Purchase Agreement.

WHEREAS, Section 10.6 of the Purchase Agreement provides that the Purchase Agreement may be amended prior to the date that is one (1) Trading Day immediately preceding the date on which the Initial Registration Statement is initially filed with the Commission, by written instrument signed by the parties to the Purchase Agreement;

WHEREAS, the parties desire to amend certain provisions of the Purchase Agreement and the defined terms set forth therein as set forth in this Amendment, which shall become effective concurrently with the effectiveness of the Purchase Agreement and the effectiveness of that certain Registration Rights Agreement, dated as of August 23, 2022, as amended by Amendment No. 1 thereto dated as of November 9, 2022, by and among the Investor, the Company and SeaStar Medical (as so amended, the “Registration Rights Agreement”), in each case at the Closing on the Closing Date (it being acknowledged and agreed by each of the Investor, the Company and SeaStar Medical that this Amendment shall be of no force or effect prior to the effectiveness of the Purchase Agreement and the Registration Rights Agreement, concurrently with the effectiveness of this Amendment, at the Closing on the Closing Date) in accordance with Section 2 of this Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchase Agreement is hereby amended, effective concurrently with the effectiveness of the Purchase Agreement and the Registration Rights Agreement at the Closing on the Closing Date and with effect from and after the Closing, as follows:

1. Amendment to the Purchase Agreement.

Effective concurrently with the effectiveness of the Purchase Agreement and the Registration Rights Agreement at the Closing on the Closing Date and with effect from and after the Closing, as set forth in Section 2 of this Amendment, and in Section 2.2 of the Purchase Agreement and Section 2(g) of the Registration Rights Agreement, and subject to the satisfaction of the conditions set forth in Section 7.1 of the Purchase Agreement on the Closing Date, each of the Investor, the Company and SeaStar Medical hereby amend the Purchase Agreement as provided in this Section 1, it being acknowledged and agreed by each of the Investor, the Company and SeaStar Medical that this Amendment shall be of no force or effect prior to the effectiveness of the Purchase Agreement and the Registration Rights Agreement, concurrently with the effectiveness of this Amendment, at the Closing on the Closing Date.

(a) Amendment and Restatement of Last “WHEREAS” clause in the Recitals of the Purchase Agreement. The last “WHEREAS” clause in the Recitals of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“WHEREAS, in consideration for the Investor’s execution and delivery of this Agreement and its commitment to purchase shares of Common Stock from time to time from and after Commencement at the Company’s direction under the terms and subject to the conditions set forth in this Agreement, (i) the Company has caused to be paid to the Investor, by wire transfer of immediately available funds, $1,000,000 of the Cash Commitment Fee on the Business Combination Closing Date, and (ii) provided the Closing shall have occurred on the Closing Date as set forth in Section 2.2 and the Initial Registration Statement is filed with the Commission pursuant to the Registration Rights Agreement, the Company shall cause its transfer agent to issue to the Investor the Commitment Shares, and the Company shall pay to the Investor, by wire transfer of immediately available funds, $500,000 of the Cash Commitment Fee, at such times set forth in and otherwise pursuant to and in accordance with Section 10.1(ii); provided, however, that if this Agreement is terminated by the Company at any time after the Business Combination Closing, the entire $2,500,000 Commitment Fee shall become immediately due and payable by the Company to the Investor, (A) all of which Commitment Fee shall be paid to the Investor in cash (without duplication to the extent all or any portion of the Commitment Fee shall have previously been paid to the Investor in cash pursuant to this Agreement), if such purported termination shall have occurred at any time prior to the Commencement or, (B) if such purported termination shall have occurred at any time after the Commencement, then the Company shall have paid to the Investor the entire $1,500,000 Cash Commitment Fee (without duplication to the extent all or any portion of the Cash Commitment Fee shall have previously been paid to the Investor pursuant to this Agreement), and the Company shall have caused to be issued to the Investor all of the Commitment Shares as DWAC Shares (to the extent not previously issued to the Investor as DWAC Shares hereunder), in each case pursuant to Section 10.1(ii) of this Agreement, prior to the effective date of such purported termination (and in no event later than 4:00 p.m. (New York City time) on the second (2nd) Trading Day immediately after the date on which written notice of such termination is delivered by the terminating party to the other parties hereto pursuant to this Section 8.2 and Section 10.4 of this Agreement), and no such termination of this Agreement shall become effective unless and until all of the $2,500,000 Commitment Fee has been paid to the Investor under this Agreement.”

(b) Amendment and Restatement of Section 2.2 of the Purchase Agreement. Section 2.2 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 2.2 Closing; Closing Date. Other than the obligation of SeaStar Medical to pay the Investor Expense Reimbursement, which is effective as of August 23, 2022, and the obligation of the Company to pay the Commitment Fee to the Investor, which is effective as of August 23, 2022, this Agreement, as it may be amended hereunder, shall become effective (the “Closing”) upon the delivery of all documents, instruments and writings required to be delivered at the Closing as provided in Section 7.1(v) to the offices of Dorsey & Whitney LLP, 51 West 52nd Street, New York, NY 10019-6119, at 5:00 p.m., New York City time, on November 9, 2022 (the “Closing Date”). In consideration of and in express reliance upon the representations, warranties and covenants contained in, and upon the terms and subject to the conditions of, this Agreement (as it may be amended at or prior to the Closing), during the Investment Period, the Company, at its sole option and discretion, may issue and sell to the Investor, and, if the Company elects to so issue and sell, the Investor shall purchase from the Company, the Shares in respect of each VWAP Purchase.”

(c) Amendment and Restatement of Section 3.1 of the Purchase Agreement. Section 3.1 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 3.1 VWAP Purchases. Upon the initial satisfaction of all of the conditions set forth in Section 7.2 (the “Commencement” and the date of initial satisfaction of all of such conditions, the “Commencement Date”) and from time to time thereafter, subject to the satisfaction of all of the conditions set forth in Section 7.3 and in this Section 3.1, the Company shall have the right, but not the obligation, to direct the Investor, by its timely delivery to the Investor of a VWAP Purchase Notice on a VWAP Purchase Exercise Date to purchase the VWAP Purchase Share Amount set forth by the Company therein, not to exceed the applicable VWAP Purchase Maximum Amount, at the VWAP Purchase Price therefor (as confirmed in the applicable VWAP Purchase Confirmation) in accordance with this Agreement (each such purchase, a “VWAP Purchase”). The Company may deliver a VWAP Purchase Notice to the Investor on any Trading Day selected by the Company as the VWAP Purchase Exercise Date for a VWAP Purchase, provided that (i) the Company may not deliver more than one VWAP Purchase Notice to the Investor on any single Trading Day, (ii) at least three (3) Trading Days has elapsed since the Trading Day on which most recent prior VWAP Purchase Notice was delivered by the Company to the Investor pursuant to and in accordance with this Agreement, (iii) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding such Purchase Date is not less than the Threshold Price, and (iv) all Shares subject to all prior VWAP Purchase Notices for VWAP Purchases that have been properly delivered by the Company to the Investor under this Agreement (as applicable) have theretofore been received by the Investor or its Broker-Dealer as DWAC Shares, prior to the Company’s delivery of such VWAP Purchase Notice to the Investor on such VWAP Purchase Exercise Date. The Investor is obligated to accept each VWAP Purchase Notice prepared and timely delivered by the Company in accordance with the terms of and subject to the satisfaction of the conditions contained in this Agreement. If the Company delivers any VWAP Purchase Notice directing the Investor to purchase a VWAP Purchase Share Amount in excess of the applicable VWAP Purchase Maximum Amount that the Company is then permitted to include in such VWAP Purchase Notice, such VWAP Purchase Notice shall be void ab initio to the extent of the amount by which the VWAP Purchase Share Amount set forth in such VWAP Purchase Notice exceeds such applicable VWAP Purchase Maximum Amount, and the Investor shall have no obligation to purchase, and shall not purchase, such excess Shares pursuant to such VWAP Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the applicable VWAP Purchase Maximum Amount pursuant to such VWAP Purchase Notice. At or prior to 9:30 a.m., New York City time, on the Trading Day immediately following the VWAP Purchase Valuation Period for each VWAP Purchase (each, a “VWAP Purchase Settlement Date”), the Investor shall provide to the Company a written confirmation for such VWAP Purchase setting forth the applicable VWAP Purchase Share Amount and the applicable VWAP Purchase Price (both on a per Share basis and the total aggregate VWAP Purchase Price to be paid by the Investor for such applicable VWAP Purchase Share Amount) with respect to such VWAP Purchase (each, a “VWAP Purchase Confirmation”). Notwithstanding the foregoing, the Company shall not deliver any VWAP Purchase Notices to the Investor during the PEA Period or during any Allowable Grace Period.”

(d) Amendment and Restatement of Section 3.3 of the Purchase Agreement. Section 3.3 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 3.3 Compliance with Rules of Trading Market.

(a) Exchange Cap. Subject to Section 3.3(b), the Company shall not issue or sell any shares of Common Stock pursuant to this Agreement, and the Investor shall not purchase or acquire any shares of Common Stock pursuant to this Agreement, to the extent that after giving effect thereto, the aggregate number of shares of Common Stock that would be issued pursuant to this Agreement and the transactions contemplated hereby would exceed 2,538,663 (such number of shares equal to 19.99% of the number of shares of Common Stock issued and outstanding immediately prior to the Closing on the Closing Date under this Agreement), which number of shares shall be reduced, on a share-for-share basis, by the number of shares of Common Stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by this Agreement under applicable rules of the Trading Market (such maximum number of shares, the “Exchange Cap”), unless the Company’s stockholders have approved the issuance of Common Stock pursuant to this Agreement in excess of the Exchange Cap in accordance with the applicable rules of the Trading Market. For the avoidance of doubt, the Company may, but shall be under no obligation to, request its stockholders to approve the issuance of Common Stock pursuant to this Agreement; provided, that if such stockholder approval is not obtained, the Exchange Cap shall be applicable for all purposes of this Agreement and the transactions contemplated hereby at all times during the term of this Agreement (except as set forth in Section 3.3(b)).

(b) At-Market Transaction. Notwithstanding Section 3.3(a) above, the Exchange Cap shall not be applicable for any purposes of this Agreement and the transactions contemplated hereby, solely to the extent that (and only for so long as) the Average Price shall equal or exceed the Base Price (it being hereby acknowledged and agreed that the Exchange Cap shall be applicable for all purposes of this Agreement and the transactions contemplated hereby at all other times during the term of this Agreement, unless the stockholder approval referred to in Section 3.3(a) is obtained). The parties acknowledge and agree that the Minimum Price used to determine the Base Price hereunder represents the lower of

(i) the Nasdaq official closing price of the Common Stock on the Trading Market (as reflected on Nasdaq.com) on the Trading Day immediately prior to the Closing Date and (ii) the average Nasdaq official closing price of the Common Stock on the Trading Market (as reflected on Nasdaq.com) for the five (5) consecutive Trading Days ending on the Trading Day immediately prior to the Closing Date.

(c) General. The Company shall not issue or sell any shares of Common Stock pursuant to this Agreement if such issuance or sale would reasonably be expected to result in (i) a violation of the Securities Act or (ii) a breach of the rules of the Trading Market. The provisions of this Section 3.3 shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 3.3 only if necessary to ensure compliance with the Securities Act and the applicable rules of the Trading Market.”

(e) Amendment of First Sentence of Section 3.4 of the Purchase Agreement. The first sentence of Section 3.4 of the Purchase Agreement is hereby amended to read as follows:

“Notwithstanding anything to the contrary contained in this Agreement, the Company shall not issue or sell, and the Investor shall not purchase or acquire, any shares of Common Stock under this Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by the Investor of more than 4.99% of the outstanding shares of Common Stock (the “Beneficial Ownership Limitation”).”

(f) Amendment of Last Sentence of Section 5.4 of the Purchase Agreement. The last sentence of Section 5.4 of the Purchase Agreement is hereby amended to read as follows:

“As of the Closing Date and as of the Commencement Date, an aggregate of 10,000,000 shares of Common Stock shall have been duly authorized and reserved by the Company for issuance and sale to the Investor as Shares pursuant to VWAP Purchases under this Agreement.”

(g) Amendment of Last Sentence of Section 5.32 of the Purchase Agreement. The last sentence of Section 5.32 of the Purchase Agreement is hereby amended to read as follows:

“The Company has filed current “Form 10 information” (as defined in Rule 144(i)(3) under the Securities Act) with the Commission on November 4, 2022 reflecting its status as an entity that is not a shell company.”

(h) Amendment and Restatement of Section 6.2 of the Purchase Agreement. Section 6.2 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 6.2 Reservation of Common Stock. From and after the Closing Date the Company shall have available and the Company shall reserve and keep available at all times, free of preemptive and other similar rights of stockholders, the requisite aggregate number of authorized but unissued shares of Common Stock to enable the Company to timely effect (i) the issuance and delivery of all Commitment Shares to be issued and delivered to the Investor under Section 10.1(ii) hereof within the time period specified in Section 10.1(ii) hereof, and (ii) the issuance, sale and delivery of all Shares to be issued, sold and delivered in respect of each VWAP Purchase effected under this Agreement, in the case of this clause (ii), at least prior to the delivery by the Company to the Investor of the applicable VWAP Purchase Notice in connection with such VWAP Purchase. Without limiting the generality of the foregoing, (a) as of the Trading Day on which the Initial Registration Statement is initially filed by the Company with the Commission (and in no event later than the Filing Deadline with respect to the Initial Registration Statement as set forth in the Registration Rights Agreement), the Company shall have reserved, out of its authorized and unissued Common Stock, a sufficient number of shares of Common Stock solely for the purpose of issuing all of the Commitment Shares under this Agreement to be issued and delivered to the Investor under Section 10.1(ii) hereof within the time period specified in Section 10.1(ii) hereof, and (b) as of the Closing Date the Company shall have reserved, and as of the Commencement Date shall have continued to reserve, out of its authorized and unissued Common Stock, 10,000,000 shares of Common Stock solely for the purpose of issuing and selling to the Investor as Shares that the Company may, in its sole discretion, elect to direct the Investor to purchase in VWAP Purchase effected by the Company from time to time from and after the Commencement Date under this Agreement. The number of shares of Common Stock so reserved for the purpose of effecting VWAP Purchases under this Agreement may be increased from time to time by the Company from and after the Commencement Date, and such number of reserved shares may be reduced from and after the Commencement Date only by the number of Shares actually issued, sold and delivered to the Investor pursuant to any VWAP Purchase effected by the Company from and after the Commencement Date pursuant to this Agreement.”

(i) Amendment and Restatement of Section 6.6(i) of the Purchase Agreement. Section 6.6(i) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(i) No Frustration. The Company shall not enter into, announce or recommend to its stockholders any agreement, plan, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability or right of the Company to perform its obligations under the Transaction Documents to which it is a party, including, without limitation, the obligation of the Company to (i) pay the Cash Commitment Fee to the Investor, in such portions and at such times as set forth in and otherwise in accordance with Section 10.1(ii), (ii) deliver the Commitment Shares to the Investor, at such times and otherwise in accordance with Section 10.1(ii) and Section 10.1(iv), and (iii) deliver the Shares to the Investor in respect of a VWAP Purchase not later than the applicable VWAP Purchase Settlement Date for such VWAP Purchase. For the avoidance of doubt, nothing in this Section 6.6(i) shall in any way limit the Company’s right to terminate this Agreement in accordance with Section 8.2 (subject in all cases to Section 8.3).”

(j) Amendment and Restatement of Section 7.1(iv) of the Purchase Agreement. Section 7.1(iv) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(iv) Payment of Portion of Cash Commitment Fee and Payment of Investor Expense Reimbursement. As partial consideration for the Investor’s commitment to purchase shares of Common Stock from time to time from and after Commencement at the Company’s direction, under the terms and subject to the satisfaction of the conditions set forth in this Agreement, on the Business Combination Closing Date, either LMFAO or the Company shall have caused to be paid to the Investor $1,000,000 of the Cash Commitment Fee by wire transfer or immediately available funds to an account designated by the Investor to LMFAO, not later than 5:30 p.m. (New York City time) on the Business Combination Closing Date. For the avoidance of doubt, it is hereby acknowledged and agreed that the entire $2,500,000 Commitment Fee shall be fully earned by the Investor as of the date of this Agreement, which Commitment Fee shall be paid to the Investor in such portions, at such times, in such manner and otherwise in accordance with Section 10.1(ii) of this Agreement, regardless of whether the Closing or the Commencement shall occur, or any VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement. Prior to the Closing, the Company shall have paid by wire transfer of immediately available funds to an account designated by the Investor, the Investor Expense Reimbursement in accordance with Section 10.1(i), all of which Investor Expense Reimbursement shall be fully earned as of date of this Agreement, regardless of whether the Closing or the Commencement shall occur, or any VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement.”

(k) Amendment and Restatement of Section 7.2(xiii) of the Purchase Agreement. Section 7.2(xiii) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(xiii) Commitment Shares Issued to the Investor. The Company shall have caused its transfer agent to issue and deliver to the Investor, not later than 4:00 p.m. (New York City time) on the Trading Day on which the Initial Registration Statement is initially filed by the Company with the Commission, and in no event later than 4:00 p.m. (New York City time) on the Filing Deadline for the Initial Registration Statement as set forth in the Registration Rights Agreement, one or more certificate(s) or book-entry statement(s) representing the Commitment Shares in the name of the Investor or its designee (in which case such designee name shall have been provided to the Company prior to the date of issuance of such Commitment Shares), pursuant to and in accordance with Section 10.1(ii) of this Agreement, as partial consideration for the Investor’s commitment to purchase shares of Common Stock from time to time from and after Commencement at the Company’s direction, under the terms and subject to the satisfaction of the conditions set forth in this Agreement. Such certificate or book-entry statement shall be delivered to the Investor by email or overnight courier at its address set forth in Section 10.4. On or prior to the Commencement Date, the Company shall have caused its transfer agent to credit the Investor’s or its designee’s account at

DTC as DWAC Shares, in accordance with Section 10.1(iv), such number of shares of Common Stock equal to the number of Commitment Shares previously issued to the Investor in certificated or book-entry form pursuant to Section 10.1(ii) of this Agreement. For the avoidance of doubt, it is hereby acknowledged and agreed that the entire $2,500,000 Commitment Fee shall be fully earned by the Investor as of the date of this Agreement, which Commitment Fee shall be paid to the Investor in such portions, at such times, in such manner and otherwise in accordance with Section 10.1(ii) of this Agreement, regardless of whether the Closing or the Commencement shall occur, or any VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement.”

(l) Amendment and Restatement of Section 7.2(xv) of the Purchase Agreement. Section 7.2(xv) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(xv) Reservation of Shares. As of the Commencement Date, the Company shall have reserved out of its authorized and unissued Common Stock, 10,000,000 shares of Common Stock solely for the purpose of effecting VWAP Purchases under this Agreement.”

(m) Addition of New Section 7.3(xi) to the Purchase Agreement. A new Section 7.3(xi) is hereby added to the Purchase Agreement immediately following Section 7.3(x) of the Purchase Agreement, and shall read as follows:

“(xi) Payment of Balance of Cash Commitment Fee. If required to have been paid to the Investor under Section 10.1(ii) at or prior to the applicable VWAP Purchase Condition Satisfaction Time, the Company shall have caused to be paid to the Investor, by wire transfer of immediately available funds to an account designated by the Investor, the balance of $500,000 of the Cash Commitment Fee pursuant to and in accordance with Section 10.1(ii), as partial consideration for the Investor’s commitment to purchase shares of Common Stock from time to time from and after Commencement at the Company’s direction, under the terms and subject to the satisfaction of the conditions set forth in this Agreement. For the avoidance of doubt, it is hereby acknowledged and agreed that the entire $2,500,000 Commitment Fee shall be fully earned by the Investor as of the date of this Agreement, which Commitment Fee shall be paid to the Investor in such portions, at such times, in such manner and otherwise in accordance with Section 10.1(ii) of this Agreement, regardless of whether the Closing or the Commencement shall occur, or any VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement.”

(n) Amendment and Restatement of Section 8.2 of the Purchase Agreement. Section 8.2 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 8.2 Other Termination. Subject to Section 8.3, the Company may terminate this Agreement effective upon five (5) Trading Days’ prior written notice to the Investor in accordance with Section 10.4; provided, however, that (i) if this Agreement is terminated by the Company at any time after the Business Combination Closing, the Company shall have paid the entire $2,500,000 Commitment Fee to the Investor in cash (without duplication to the extent all or any portion of the Commitment Fee shall have previously been paid to the Investor in cash pursuant to this Agreement), if such purported termination shall have occurred at any time prior to the Commencement or, if such purported termination shall have occurred at any time after the Commencement, then the Company shall have paid to the Investor the entire $1,500,000 Cash Commitment Fee (without duplication to the extent all or any portion of the Cash Commitment Fee shall have previously been paid to the Investor pursuant to this Agreement), and the Company shall have caused to be issued to the Investor all of the Commitment Shares as DWAC Shares (to the extent not previously issued to the Investor as DWAC Shares hereunder), in each case pursuant to Section 10.1(ii) of this Agreement, prior to the effective date of such purported termination (and in no event later than 4:00 p.m. (New York City time) on the second (2nd) Trading Day immediately after the date on which written notice of such termination is delivered by the terminating party to the other parties hereto pursuant to this Section 8.2 and Section 10.4 of this Agreement), and no such termination of this Agreement shall become effective unless and until all of the $2,500,000 Commitment Fee has been paid to the Investor under this Agreement, and (ii) prior to issuing any press release, or making any public statement or announcement, with respect to such termination, the Company shall consult with the Investor and its counsel on the form and substance of such press release or other disclosure. Subject to Section 8.3, this Agreement may be terminated at any time by the mutual written consent of the parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent. Subject to Section 8.3, the Investor shall have the right to terminate this Agreement effective upon five (5) Trading Days’ prior written notice to the Company in accordance with Section 10.4, if: (a) any condition, occurrence, state of facts or event constituting a Material Adverse Effect has occurred and is continuing; (b) a Fundamental Transaction shall have occurred; (c) the Initial Registration Statement and any New Registration Statement is not filed by the applicable Filing Deadline therefor or declared effective by the Commission by the applicable Effectiveness Deadline therefor, or the Company is otherwise in breach or default in any material respect under any of the other provisions of the Registration Rights Agreement, and, if such failure, breach or default is capable of being cured, such failure, breach or default is not cured within 10 Trading Days after notice of such failure, breach or default is delivered to the Company pursuant to Section 10.4; (d) while a Registration Statement, or any post-effective amendment thereto, is required to be maintained effective pursuant to the terms of the Registration Rights Agreement and the Investor holds any Registrable Securities, the effectiveness of such Registration Statement, or any post-effective amendment thereto, lapses for any reason (including, without limitation, the issuance of a stop order by the Commission) or such Registration Statement or any post-effective amendment thereto, the Prospectus contained therein or any Prospectus Supplement thereto otherwise becomes unavailable to the Investor for the resale of all of the Registrable Securities included therein in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of 20 consecutive Trading Days or for more than an aggregate of 60 Trading Days in any 365-day period, other than due to acts of the Investor; (e) trading in the Common Stock on the Trading Market (or if the Common Stock is then listed on an Eligible Market, trading in the Common Stock on such Eligible Market) shall have been suspended and such suspension continues for a period of three (3) consecutive Trading Days; or (f) the Company is in material breach or default of this Agreement, and, if such breach or default is capable of being cured, such breach or default is not cured within 10 Trading Days after notice of such breach or default is delivered to the Company pursuant to Section 10.4. Unless notification thereof is required elsewhere in this Agreement (in which case such notification shall be provided in accordance with such other provision), the Company shall promptly (but in no event later than 24 hours) notify the Investor (and, if required under applicable law, including, without limitation, Regulation FD promulgated by the Commission, or under the applicable rules and regulations of the Trading Market, the Company shall publicly disclose such information in accordance with Regulation FD and the applicable rules and regulations of the Trading Market) upon becoming aware of any of the events set forth in the immediately preceding sentence.”

(o) Amendment of Clause (iv) of Section 8.3 of the Purchase Agreement. Clause (iv) of Section 8.3 of the Purchase Agreement is hereby amended to read as follows:

“(iv) affect the Commitment Fee payable to the Investor (including the Cash Commitment Fee and Commitment Shares), or any rights of the Investor thereto, it being hereby acknowledged and agreed that the entire Commitment Fee shall be fully earned by the Investor as of the date of this Agreement, provided the Business Combination Closing shall occur at any time thereafter, which Commitment Fee shall be paid to the Investor in such portions, at such times, in such manner (including in a combination of cash or shares of Common Stock) and otherwise in accordance with Section 10.1(ii) of this Agreement, regardless of whether the Closing or the Commencement shall occur, or any VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement (it being hereby acknowledged and agreed that in the event of any purported termination of this Agreement by any of the parties hereto under Section 8.2 at any time after the Business Combination Closing, the entire $2,500,000 Commitment Fee shall become immediately due and payable by the Company to the Investor, (A) all of which Commitment Fee shall be paid to the Investor in cash (without duplication to the extent all or any portion of the Commitment Fee shall have previously been paid to the Investor in cash pursuant to this Agreement), if such purported termination shall have occurred at any time prior to the Commencement (and irrespective of whether the Commitment Shares have been issued to the Investor as “restricted securities” or the Initial Registration Statement has been filed with and declared effective by the Commission prior to such purported termination), by wire transfer of immediately available funds to an account designated by the Investor, prior to the effective date of such purported termination, and in no event later than 4:00 p.m. (New York City time) on the second (2nd) Trading Day immediately after the date on which written notice of such termination is delivered by the terminating party to the other parties hereto pursuant to Section 8.2 and Section 10.4 of this Agreement, and no such termination of this Agreement shall become effective unless and until the entire $2,500,000 Commitment Fee shall have been paid to the Investor in cash pursuant to and in accordance with Section 10.1(ii) (and if the Investor shall have received the Commitment Shares as “restricted securities” prior to such termination, upon the Investor’s receipt of all $2,500,000 of the Commitment Fee in cash, the Investor shall promptly return all such Commitment Shares to the Company or its transfer agent), and (B) if such purported termination shall have occurred at any time after the Commencement, then $1,500,000 of the Commitment Fee shall be paid to the Investor in cash by payment of the entire Cash Commitment Fee (without duplication to the extent all or any portion of the Cash Commitment Fee shall have previously been paid to the Investor pursuant to this Agreement), by wire transfer of immediately available funds to an account designated by the Investor, and $1,000,000 of the Commitment Fee shall be paid by the Company to the Investor by the issuance of all of the Commitment Shares to the Investor as DWAC Shares (to the extent not previously issued to the Investor as DWAC Shares hereunder), in each case pursuant to Section 10.1(ii) and, in the case of the Commitment Shares, pursuant to Section 10.1(iv), prior to the effective date of such purported termination, and in no event later than 4:00 p.m. (New York City time) on the second (2nd) Trading Day immediately after the date on which written notice of such termination is delivered by the terminating party to the other parties hereto pursuant to Section 8.2 and Section 10.4 of this Agreement, and no such termination of this Agreement shall become effective unless and until the entire $1,500,000 Cash Commitment Fee has been paid to the Investor and all of the Commitment Shares have been issued to the Investor as DWAC Shares, pursuant to and in accordance with Section 10.1(ii) and, in the case of the Commitment Shares, pursuant to Section 10.1(iv)).”

(p) Amendment and Restatement of Section 10.1(ii) of the Purchase Agreement. Section 10.1(ii) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(ii) Payment of Commitment Fee. In consideration for the Investor’s execution and delivery of this Agreement and its commitment to purchase shares of Common Stock from time to time from and after Commencement at the Company’s direction under the terms and subject to the conditions set forth in this Agreement, (A) on the Business Combination Closing Date, either LMFAO or the Company shall have caused to be paid to the Investor $1,000,000 of the Cash Commitment Fee by wire transfer or immediately available funds to an account designated by the Investor to LMFAO, not later than 5:30 p.m. (New York City time) on the Business Combination Closing Date, (B) on or prior to the Trading Day on which the Initial Registration Statement is initially filed by the Company with the Commission, the Company shall deliver irrevocable instructions to its transfer agent to issue and deliver to the Investor, not later than 4:00 p.m. (New York City time) on the Trading Day on which the Initial Registration Statement is initially filed by the Company with the Commission, and in no event later than 4:00 p.m. (New York City time) on the Filing Deadline for the Initial Registration

Statement as set forth in the Registration Rights Agreement, one or more certificate(s) or book-entry statement(s) representing the Commitment Shares in the name of the Investor or its designee (in which case such designee name shall have been provided to the Company prior to the date of issuance of such Commitment Shares), and (C) on or prior to the earlier of (1) the thirtieth (30th) calendar day immediately following the Effective Date of the Initial Registration Statement and (2) the thirtieth (30th) calendar day immediately following the Effectiveness Deadline of the Initial Registration Statement, the Company shall pay to the Investor the $500,000 balance of the Cash Commitment Fee by wire transfer or immediately available funds to an account designated by the Investor to the Company, not later than 4:00 p.m. (New York City time) on such earlier calendar day. Such certificate or book-entry statement evidencing the Commitment Shares shall be delivered to the Investor by overnight courier at its address set forth in Section 10.4. Upon issuance, the Commitment Shares shall constitute “restricted securities” as such term is defined in Rule 144(a)(3) under the Securities Act and, subject to the provisions of subsection (iv) of this Section 10.1, the certificate or book-entry statement representing the Commitment Shares shall bear the restrictive legend set forth below in subsection (iii) of this Section 10.1. The Commitment Shares shall constitute Registrable Securities and shall be included in the Initial Registration Statement and any post-effective amendment thereto, and the Prospectus included therein and, if necessary to register the resale thereof by the Investor under the Securities Act, in any New Registration Statement and any post-effective amendment thereto, in each case in accordance with this Agreement and the Registration Rights Agreement. The parties hereto hereby acknowledge and agree that the entire $2,500,000 Commitment Fee shall be fully earned by the Investor as of the date of this Agreement, provided the Business Combination Closing shall occur at any time thereafter, regardless of whether the Closing or the Commencement shall occur, or any VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement, and in the event of any purported termination of this Agreement by any of the parties hereto under Section 8.2 at any time after the Business Combination Closing, the entire $2,500,000 Commitment Fee shall become immediately due and payable by the Company to the Investor, (X) all of which Commitment Fee shall be paid to the Investor in cash (without duplication to the extent all or any portion of the Commitment Fee shall have previously been paid to the Investor in cash pursuant to this Agreement), if such purported termination shall have occurred at any time prior to the Commencement (and irrespective of whether the Commitment Shares have been issued to the Investor as “restricted securities” or the Initial Registration Statement has been filed with and declared effective by the Commission prior to such purported termination), by wire transfer of immediately available funds to an account designated by the Investor, prior to the effective date of such purported termination, and in no event later than 4:00 p.m. (New York City time) on the second (2nd) Trading Day immediately after the date on which written notice of such termination is delivered by the terminating party to the other parties hereto pursuant to Section 8.2 and Section 10.4 of this Agreement, and no such termination of this Agreement shall become effective unless and until the entire $2,500,000

Commitment Fee shall have been paid to the Investor in cash pursuant to and in accordance with this Section 10.1(ii) (and if the Investor shall have received the Commitment Shares as “restricted securities” prior to such termination, upon the Investor’s receipt of all $2,500,000 of the Commitment Fee in cash, the Investor shall promptly return all such Commitment Shares to the Company or its transfer agent), and (Y) if such purported termination shall have occurred at any time after the Commencement, then $1,500,000 of the Commitment Fee shall be paid to the Investor in cash by payment of the entire Cash Commitment Fee (without duplication to the extent all or any portion of the Cash Commitment Fee shall have previously been paid to the Investor pursuant to this Agreement), by wire transfer of immediately available funds to an account designated by the Investor, and $1,000,000 of the Commitment Fee shall be paid by the Company to the Investor by the issuance of all of the Commitment Shares to the Investor as DWAC Shares (to the extent not previously issued to the Investor as DWAC Shares hereunder), in each case pursuant to this Section 10.1(ii) and, in the case of the Commitment Shares, pursuant to Section 10.1(iv), prior to the effective date of such purported termination, and in no event later than 4:00 p.m. (New York City time) on the second (2nd) Trading Day immediately after the date on which written notice of such termination is delivered by the terminating party to the other parties hereto pursuant to Section 8.2 and Section 10.4 of this Agreement, and no such termination of this Agreement shall become effective unless and until the entire $1,500,000 Cash Commitment Fee has been paid to the Investor and all of the Commitment Shares have been issued to the Investor as DWAC Shares, pursuant to and in accordance with this Section 10.1(ii) and, in the case of the Commitment Shares, pursuant to Section 10.1(iv).”

(q) References to “LMF Acquisition Opportunities, Inc.” From and After the Business Combination Closing. All references in the Purchase Agreement (including the Exhibits thereto) to “LMF Acquisition Opportunities, Inc., a Delaware blank check company established for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses (“LMFAO”),” shall be references to “SeaStar Medical Holding Corporation (formerly known as LMF Acquisition Opportunities, Inc.), a Delaware corporation (the “Company”),” from and after the Business Combination Closing, except to the extent such reference in the Purchase Agreement (or any Exhibit thereto) applies, relates or refers to any time or period prior to the Business Combination Closing, in which case such reference shall not be amended, changed, modified or superseded in any way whatsoever by this Amendment.

(r) Amendments to “Base Price,” “Commitment Fee,” “Commitment Shares,” “Common Stock,” “Minimum Price,” “VWAP Purchase Maximum Amount” and “VWAP Purchase Price” Definitions. The definitions of “Base Price,” “Commitment Fee,” “Commitment Shares,” Common Stock,” “Minimum Price,” “VWAP Purchase Maximum Amount” and “VWAP Purchase Price” within Annex I to the Purchase Agreement are hereby amended and restated in their entirety and replaced with the following, respectively (and all references to such defined terms in the Purchase Agreement (including the Exhibits thereto) shall be deleted in their entirety and replaced with references to the corresponding amended defined term as set forth below):

“ “Base Price” means a price per Share equal to the sum of (i) the Minimum Price and (ii) $0.98 (subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction that occurs on or after the date of this Agreement).”

“Commitment Fee” means an amount equal to $2,500,000, all of which shall become immediately due and payable by the Company to the Investor in the event of any purported termination of this Agreement by any of the parties hereto under Section 8.2 at any time after the Business Combination Closing, and (X) all of which shall be paid to the Investor in cash (without duplication to the extent all or any portion thereof shall have previously been paid to the Investor in cash pursuant to this Agreement), if such purported termination was by the Company and shall have occurred at any time prior to the Commencement, by wire transfer of immediately available funds to an account designated by the Investor, prior to the effective date of such purported termination, and in no event later than 4:00 p.m. (New York City time) on the second (2nd) Trading Day immediately after the date on which written notice of such termination is delivered by the terminating party to the other parties hereto pursuant to Section 8.2 and Section 10.4 of this Agreement, and no such termination of this Agreement shall become effective unless and until the entire $2,500,000 shall have been paid to the Investor in cash pursuant to this Agreement, and (Y) if such purported termination shall have occurred at any time after the Commencement, then $1,500,000 of the Commitment Fee shall be paid to the Investor in cash by payment of the entire Cash Commitment Fee (without duplication to the extent all or any portion of the Cash Commitment Fee shall have previously been paid to the Investor pursuant to this Agreement), by wire transfer of immediately available funds to an account designated by the Investor, and $1,000,000 of the Commitment Fee shall be paid by the Company to the Investor by the issuance of all of the Commitment Shares to the Investor as DWAC Shares (to the extent not previously issued to the Investor as DWAC Shares hereunder), in each case pursuant to this Agreement, prior to the effective date of such purported termination, and in no event later than 4:00 p.m. (New York City time) on the second (2nd) Trading Day immediately after the date on which written notice of such termination is delivered by the terminating party to the other parties hereto pursuant to Section 8.2 and Section 10.4 of this Agreement, and no such termination of this Agreement shall become effective unless and until the entire $1,500,000 Cash Commitment Fee has been paid to the Investor and all of the Commitment Shares have been issued to the Investor as DWAC Shares, pursuant to and in accordance with this Agreement.”

“ “Commitment Shares” means such number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock (rounded up or down to the nearest whole share) equal to the quotient obtained by dividing (i) $1,000,000, by (ii) the lowest daily VWAP during the three (3) consecutive Trading Day period ending on (and including) the Trading Day immediately prior to the date on which the Initial Registration Statement is initially filed by the Company with the Commission, which the Company shall cause its transfer agent to issue and deliver to the Investor not later than 4:00 p.m. (New York City time) on the Trading Day on which the Initial Registration Statement is initially filed by the Company with the Commission, and in no event later than 4:00 p.m. (New York City time) on the Filing Deadline for the Initial Registration Statement as set forth in the Registration Rights Agreement.”

“ “Common Stock” means the common stock, par value $0.0001 per share, of SeaStar Medical Holding Corporation (formerly known as LMF Acquisition Opportunities, Inc.).”

“ “Minimum Price” means $6.20, representing the Nasdaq official closing price of the Common Stock on the Trading Market (as reflected on Nasdaq.com) on the Trading Day immediately preceding the Closing Date (subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction that occurs on or after the Closing Date).”

“ “VWAP Purchase Maximum Amount” means, with respect to a VWAP Purchase made pursuant to Section 3.1, such number of shares of Common Stock equal to the lowest of: (i) 100% of the average daily trading volume in the Common Stock on the Trading Market (or, in the event the Common Stock is then listed on an Eligible Market, 100% of the average daily trading volume in the Common Stock on such Eligible Market) for the five (5) consecutive Trading Day period ending on (and including) the Trading Day immediately preceding the applicable VWAP Purchase Exercise Date for such VWAP Purchase; (ii) the product (rounded up or down to the nearest whole number) obtained by multiplying (A) the daily trading volume in the Common Stock on the Trading Market (or Eligible Market, as applicable) on the applicable VWAP Purchase Exercise Date for such VWAP Purchase by (B) 0.25; and (iii) the quotient (rounded up or down to the nearest whole number) obtained by dividing (A) $15,000,000 by (B) the VWAP on the Trading Market (or Eligible Market, as applicable) on the Trading Day immediately preceding the applicable VWAP Purchase Exercise Date for such VWAP Purchase (in each case to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction during the applicable period), provided, that clause (iii)(A) hereof shall be adjusted, as of 8:30 a.m., New York City time, on the first (1st) Trading Day immediately following the last day of each fiscal quarter of the Company ending after the Closing Date (the first of which adjustments shall be made on March 31, 2023) to the dollar amount (rounded up or down to the nearest whole dollar) equal to the product obtained by multiplying (X) the dollar value of the average daily trading volume in the Common Stock on the Trading Market (or Eligible Market, as applicable) for all of the Trading Days included in the Company’s fiscal quarter most recently ended prior to the Trading Day on which the applicable adjustment hereunder is to be made as set forth herein, by (Y) five (5), provided, further, that in no event shall such dollar amount be lesser than $5,000,000, nor greater than $15,000,000 (in each case to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction during the applicable fiscal quarter of the Company with respect to which an adjustment hereunder is to be made as set forth herein).”

“ “VWAP Purchase Price” means, with respect to a VWAP Purchase made pursuant to Section 3.1, the purchase price per Share to be purchased by the Investor in such VWAP Purchase, which shall equal the product obtained by multiplying (i) the lowest daily VWAP during the applicable VWAP Purchase Valuation Period for such VWAP Purchase by (ii) 0.97 (in each case to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction during the applicable period).”

(s) Addition of “Cash Commitment Fee” and “Threshold Price” Definitions. The following new defined terms “Cash Commitment Fee” and “Threshold Price” and the definitions thereof are hereby added within Annex I to the Purchase Agreement as follows:

“ “Cash Commitment Fee” means an amount in cash equal to $1,500,000 (representing $1,500,000 of the Commitment Fee), (A) $1,000,000 of which either LMFAO or the Company shall cause to be paid to the Investor, by wire transfer or immediately available funds to an account designated by the Investor to LMFAO, not later than 5:30 p.m. (New York City time) on the Business Combination Closing Date, and (B) $500,000 of which the Company shall pay to the Investor, by wire transfer or immediately available funds to an account designated by the Investor to the Company, not later than 4:00 p.m. (New York City time) on or prior to the earlier of (1) the thirtieth (30th) calendar day immediately following the Effective Date of the Initial Registration Statement and (2) the thirtieth (30th) calendar day immediately following the Effectiveness Deadline of the Initial Registration Statement; provided, however, that in the event of any purported termination of this Agreement by any of the parties hereto under Section 8.2 at any time after the Business Combination Closing, all of such $1,500,000 (together with the $1,000,000 balance of the Commitment Fee, which may be payable by the issuance of the Commitment Shares to the Investor as DWAC Shares, if such purported termination shall occur after the Commencement), shall become immediately due and payable by the Company to the Investor (without duplication to the extent all or any portion thereof shall have previously been paid to the Investor in cash pursuant to this Agreement), by wire transfer of immediately available funds to an account designated by the Investor, prior to the effective date of such purported termination, and in no event later than 4:00 p.m. (New York City time) on the second (2nd) Trading Day immediately after the date on which written notice of such termination is delivered by the terminating party to the other parties hereto pursuant to Section 8.2 and Section 10.4 of this Agreement, and no such termination of this Agreement shall become effective unless and until the entire Commitment Fee shall have been paid to the Investor pursuant to this Agreement.”

“ “Threshold Price” means $0.50, which shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction and, effective upon the consummation of any such reorganization, recapitalization, non-cash dividend, stock split or other similar transaction, the “Threshold Price” shall mean the lower of (i) such adjusted price and (ii) $0.50.”

2. Effectiveness. This Amendment shall become effective concurrently with the effectiveness of the Purchase Agreement and the Registration Rights Agreement at the Closing on the Closing Date, as set forth in Section 2.2 of the Purchase Agreement and Section 2(g) of the Registration Rights Agreement, and subject to the satisfaction of the conditions set forth in Section 7.1 of the Purchase Agreement, it being acknowledged and agreed by each of the Investor, the Company and SeaStar Medical that this Amendment shall be of no force or effect prior to the effectiveness of the Purchase Agreement and the Registration Rights Agreement, concurrently with the effectiveness of this Amendment, at the Closing on the Closing Date.

3. Ratification. Except as set forth in Section 1 of this Amendment, all of the provisions of the Purchase Agreement shall remain in full force and effect as of and from and after the Closing on the Closing Date, each according to its terms as set forth in the Purchase Agreement, and shall not be amended, changed, modified or superseded in any way whatsoever by this Amendment.

4. Counterparts. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file, including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, etc., shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

5. Miscellaneous. Sections 10.2 through 10.4 (inclusive), Sections 10.6 through 10.11 (inclusive) and Section 10.15 of the Purchase Agreement are incorporated herein in their entirety and shall apply to this Amendment, mutatis mutandis, with the same force and effect as if specifically set forth herein.

[Signature pages follow]

Execution Version

IN WITNESS WHEREOF, each of the parties hereto have caused this AMENDMENT NO. 1 TO COMMON STOCK PURCHASE AGREEMENT to be duly executed by their respective authorized officer as of the date first above written.

THE COMPANY:

SEASTAR MEDICAL HOLDING CORPORATION (formerly known as LMF ACQUISITION OPPORTUNITIES, INC), a Delaware corporation

By:	/s/ Eric Schlorff
Name:	Eric Schlorff
Title:	Chief Executive Officer

SEASTAR MEDICAL:

SEASTAR MEDICAL, INC., a Delaware corporation

By:	/s/ Eric Schlorff
Name:	Eric Schlorff
Title:	Chief Executive Officer

THE INVESTOR:

TUMIM STONE CAPITAL LLC

By: 3i Management, LLC, its Manager

By:	/s/ Maier J. Tarlow
Name:	Maier J. Tarlow
Title:	Manager on Behalf of the GP

SIGNATURE PAGE TO AMENDMENT NO. 1 TO COMMON STOCK PURCHASE AGREEMENT